UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5586

Oppenheimer Rochester California Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 7/31/2018

Item 1. Reports to Stockholders.

Annual Report 7/31/2018

OppenheimerFunds®
The Right Way
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Oppenheimer Rochester® California Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
1-Year	3.95%	-0.99%	0.99%
5-Year	6.12	5.09	3.76
10-Year	5.54	5.03	4.41

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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Fund Performance Discussion

Oppenheimer Rochester California Municipal Fund continued to generate attractive levels of tax-free income during the most recent reporting period. As of July 31, 2018, the Class A shares provided a distribution yield at net asset value (NAV) of 3.69%. With an annual total return at NAV of 3.95%, the Class A shares outperformed the Fund’s benchmark, the Bloomberg Barclays Municipal Index, which had a return of 0.99% for the 12 months ended July 31, 2018. Tax-free income comprised 100% of the Fund’s total return this reporting period, further evidence supporting our focus on yield as the long-term driver of Fund performance.

MARKET OVERVIEW

The Federal Open Market Committee (FOMC) raised the interest rate it controls, the Fed Funds target rate, three times during this reporting period. The rate, which at the outset of this reporting period was held to the range of 1.00% to 1.25%, ended this reporting period with a range of 1.75% to 2.00%.

The first quarter-point increase of this reporting period was announced after the FOMC’s December 2017 meeting. The rate was also raised in March and June 2018. The Fed Funds target rate remained unchanged at its July meeting. The FOMC’s policy

The average distribution yield in Lipper’s California Municipal Debt Funds category was 3.10% at the end of this reporting period. At 3.69%, the distribution yield at NAV for this Fund’s Class A shares was 59 basis points higher than the category average.

statement issued after that meeting repeatedly referred to the economy and labor markets as “strong” and signaled that subsequent rate rises will be needed to keep the economy steady. A majority of officials at the July meeting suggested at least two more

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	3.69%
Dividend Yield with sales charge	3.51
Standardized Yield	2.40
Taxable Equivalent Yield	4.72
Last distribution (7/24/18)	$0.026
Total distributions (8/1/17 to 7/31/18)	$0.324

Endnotes for this discussion begin on page 14 of this report.

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rate increases this year.

The target range, which was set to the range of zero to 0.25% between December 2008 and December 2015, has had six increases of 0.25 percentage points to date.

The Fed’s efforts to “normalize” its balance sheet, which began in October 2017 with reductions of $10 billion a month, continued throughout this reporting period. The Fed has said that it expects reductions to reach $50 billion a month by year-end 2018.

During this reporting period, the muni market’s reactions to the Fed’s announcements did not appear to be especially significant or lasting.

In December 2017, President Donald J. Trump signed the Tax Cuts and Jobs Act of 2017. The top federal income tax rate for 2018 was lowered to 37%, from 39.6%. Although it had been targeted for elimination, the federal tax exemption on the net investment income generated by muni bonds and muni bond funds remained intact. Additionally, this income will continue to be exempt from the 3.8% tax on unearned income that applies to the income generated by investments in other asset classes.

At the end of this reporting period, the ICE BofA Merrill Lynch AAA Municipal Securities Index – the AAA subset of the broader ICE BofA Merrill Lynch US Municipal Securities Index – yielded 2.41%, 66 basis points higher than at the reporting period’s outset.

The high-grade muni yield curve as a whole rose during this reporting period, though yields at the short end of the curve rose more than yields on securities with maturities of 10 years or longer. The rise in the Treasury curve was also greater at the short end of the curve. The Treasury curve continued to flatten during this reporting period, giving investors in government securities fewer incentives to purchase longer-maturity bonds; a flatter curve typically reflects an expectation of rising rates. The muni yield curve remained relatively flat as of July 31, 2018; it was somewhat steeper at the outset of this reporting period than at the end. As a result of the changes in the two yield curves, as of end of July, 30-year AAA-rated munis were considered cheap to 30-year Treasuries.

On a nominal basis, Treasury yields were higher than the yields on AAA-rated munis with comparable maturities as of July 31, 2018. Nonetheless, a AAA-rated muni with a maturity of 10 years would provide more income on an after-tax basis than a 10-year Treasury security for California taxpayers in all but the two lowest 2018 federal tax brackets. The yields on the 30-year Treasury and AAA-rated muni were virtually identical at the end of this reporting period, meaning that nearly every taxpayer would earn more on an after-tax basis by investing in the muni versus the Treasury. Treasury bonds are backed by the full faith and credit of the U.S. government, while municipal securities are exempt from federal income taxes and, where applicable, state and local income taxes as well.

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This reporting period was also characterized by credit spread tightening, which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds decreases. As credit spreads tighten, investments in lower-rated and unrated securities typically outperform municipal securities with higher credit ratings.

Gov. Jerry Brown, who inherited a $27 billion budget deficit when he began his third term as California’s governor in 2011, signed his final budget late in June 2018. At $201.4 billion, the surplus budget is the state’s largest. The budget’s sizable spending categories include K-12 schools, which will get $78.4 billion (nearly $11,650 per student), including $50 million to train school employees and $15 million to support after-school classes in computer coding. Healthcare spending also continues to be a priority for the state, where approximately one of every three dollars will be spent on health and human services. If all goes as forecast, the state will see a $9 billion surplus by June 30, 2019, the end of the current fiscal year; it also anticipates being able to fully fund its rainy-day reserve fund, bringing its balance to a record $13.8 billion fund by that date.

The governor also authorized placing a $2 billion bond measure on the November ballot. The “Use Millionaire’s Tax Revenues for Homelessness Prevention Housing Bonds Measure,” if passed, would tap the money collected via Proposition 63, which gained voter approval in 2004 and used proceeds from a 1% income tax surcharge on millionaires to pay for mental health services.

Economic growth in calendar year 2017 pushed California to fifth place on the list of largest economies, according to data released in May 2018. It leapfrogged the United Kingdom and now trails just the U.S. as a whole, China, Japan, and Germany.

In early June 2018, voters in the Bay Area passed Regional Measure 3, which is slated to raise tolls on seven state-owned bridges by $3 by 2025 as a means to finance $4.5 billion for a variety of transportation projects. A lawsuit filed in July by a taxpayers association, seeks to prevent the toll increases, the first of which is slated for January 2019; the plaintiffs claim that the increase is a tax, not a fee, and therefore required a two-thirds majority to become law. The group also raised concerns that the toll money would not be spent on bridges, but on road improvements, ferries, and new BART cars, among other things.

At the end of this reporting period, the state was fighting 14 active wildfires, including the large Mendocino Complex fire in Northern California, and had spent nearly one-quarter of the $443 million in its emergency firefighting “e-fund.” In the first half of this reporting season, the state faced devastating fires and mudslides, which claimed many lives. The economic toll from those earlier disasters was predicted to total $85 billion, a figure that included firefighting and containment costs and lost tax revenue.

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Investors in a $2.2 billion G.O. offering in early March 2018 demanded a yield that was just 15 basis points higher than the yield on AAA-rated munis with a 10-year maturity. Earlier in the reporting period, the state issued $2.5 billion in bonds, the proceeds of which were earmarked to pre-refund outstanding bonds and to finance housing and emergency shelters, children’s hospitals, public education facilities, and high-speed rail projects.

On July 23, 2018, Moody’s revised its outlook on California’s $87 billion in G.O. debt to positive, from stable, and affirmed its Aa3 rating. The new outlook “reflects the state’s strongly performing economy and finances.” S&P Global (S&P) and Fitch Ratings have assigned the G.O.s AA-minus ratings with stable outlooks.

The Commonwealth of Puerto Rico and the federal oversight board established by PROMESA (the Puerto Rico Oversight, Management and Economic Stability Act) continued to generate headlines throughout this reporting period; additional information about the developments in Puerto Rico can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

At the end of this reporting period, some 10 months after Hurricane Maria, power was not fully restored across the Commonwealth. Despite the hurricane’s impact during the final quarter of 2017, Puerto Rico’s retail sales rose 10.7% in 2017, and bonds issued by the Commonwealth (in aggregate) have rallied during this reporting period.

PREPA, the Commonwealth’s energy utilities authority, remained a focal point during this reporting period. In January 2018, creditors raised concerns about a plan to loan $1.3 billion to PREPA and the government’s proposal to privatize PREPA, among other issues; in a decision favorable to bondholders, U.S District Court Judge Laura Taylor Swain rejected the proposed loan. Investors will recall that PREPA failed to make its July 2017 debt payment and has made no debt-service payments since. Its cash on hand continues to be more than projected, according to officials in Puerto Rico.

In July 2018, a board shakeup ensued after Gov. Ricardo Rosselló Nevares appointed Rafael Diaz-Granados as PREPA’s new executive director, replacing Walter Higgins, who held the position for four months. Diaz-Granados quit after one day over a pay dispute, and four other board members also resigned in protest. Jose Ortiz, who had previously led PRASA, the Commonwealth’s aqueduct and sewer authority, returned to PREPA; he had been the board’s chairman from 2011 to 2013. Ortiz became the fifth person to lead PREPA since the hurricane hit.

Ortiz has expressed interest in selling some of PREPA’s power plants. The governor remains an advocate for privatization, a solution that typically requires assumption of debt. He has also said the federal government is not qualified to take over the utility and has asked Congress to provide PREPA with $30 billion for modernization efforts.

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At the very end of this reporting period, the oversight board established under PROMESA, the government of Puerto Rico, and certain bondholders, including OppenheimerFunds, reached a new restructuring support agreement (RSA) for PREPA debt. The pact, which has not been finalized, comes 13 months after the oversight board voted against an RSA that had been reached in September 2015 and extended numerous times. Like the earlier RSA, the new agreement is designed to reduce PREPA’s debt burden and protect the best interests of Fund shareholders.

As anticipated, Hurricane Maria had an adverse impact on sales and use tax (SUT) collections during fiscal year 2018, which ended June 30. At $2.52 billion for the fiscal year ended June 30, 2018, SUT collections were 1.2% lower than in the previous fiscal year. The ruling by the U.S. Supreme Court in

South Dakota vs. Wayfair requiring certain online retailers to collect taxes is expected to increase Puerto Rico’s sales tax collections by an estimated $40 million annually, according to Puerto Rico’s Treasury Department.

Prices on many bonds issued in Puerto Rico rose materially on news of an agreement between an agent of the Commonwealth of Puerto Rico and an agent of the COFINA bondholders. Negotiations are ongoing and many details need to be worked out, but a preliminary structure for a settlement was reached in mid-June 2018. Judge Swain has approved the segregating SUT collections into three separate pools, as stipulated in the agreement. Among other provisions, the agreement calls for bondholders to receive the $1.2 billion in unpaid debt service that the Bank of New York-Mellon, the COFINA trustee, has amassed. Very early in this reporting period, the Commonwealth said its deposits with the BoNY trustee had already satisfied its fiscal 2018 requirements related to the COFINA debt.

Puerto Rico did not make debt payments on its G.O. securities during this reporting period, despite a requirement in the Commonwealth’s Constitution that general fund revenues be used to pay G.O. debt service ahead of any other government expense. The legal protections for our G.O. holdings have not yet been tested before a court.

In June 2018, officials in the Commonwealth’s Treasury Department said that general fund revenues for the first 11 months of fiscal year 2018 were $78.9 million, or 1%, ahead of projections. Treasury officials also said then that they anticipate that revenues for the entire fiscal year will also exceed projections, but those figures had not been released as of July 31, 2018.

On the last day of the reporting period, the government reported that Puerto Rico’s latest cash position had reached its highest level in at least a year: As of July 20, 2018, Puerto Rico had $3.23 billion in cash, topping the high point of fiscal 2018 by more than $100 million.

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In other positive economic news, the employment level in June was higher than at any time since October 2013. At 9.3%, the unemployment rate remained high relative to the U.S. rate, but was nonetheless the lowest monthly rate since at least 1975, according to the U.S. Bureau of Labor Statistics; Puerto Rico’s Department of Labor and Human Resources, meanwhile, says the annual rate is the lowest since at least 1941.

During the reporting period, the oversight board, the Rosselló administration, legislators, and owners of Puerto Rico debt remained at odds about the extent of the board’s authority, with significant debate about the budget and fiscal plan proposals that have been drafted and repeatedly revised. While it intended to certify a plan by late March, the oversight board extended the deadline and said that the new plan must demonstrate “consistency with historical actual expenditures.”

In April, the projected surplus by fiscal 2023 was raised to $6.4 billion and then to $6.7 billion. Audited results for fiscal 2015 were released in the final months of this reporting period; audited results for fiscal years 2016 and 2017 have yet to be released.

Among the ongoing issues are debt-service obligations, pensions, Law 80 (the repeal of which would allow at-will employment), and Christmas bonuses for public sector employees.

In the latter half of this reporting period, the chairman of the U.S. House committee that oversees Puerto Rico sent the governor a letter that recommended the takeover of the Commonwealth’s government by the oversight board and an increased focus on bondholder concerns. The governor fired back, calling the chairman’s letter “truly disturbing in its reckless disregard for collaboration and cooperation.”

On June 30, 2018, the oversight board certified a budget for Puerto Rico, allocating $8.76 billion for the general fund and $20.7 billion for the consolidated budget. The next month, both the governor and legislative leaders filed lawsuits claiming that the oversight board was overstepping its authority. These suits followed the board’s rejection of the budget that the Legislature had passed. The oversight board cited the PROMESA provisions that allow it to impose its own budget if the government does not submit a compliant budget; government officials, meanwhile, argue that the board is trying to set public policy.

Clearly, the situation remains dynamic. All issuers can be affected positively or adversely by economic and fiscal conditions: were the economic situation in Puerto Rico to worsen, for example, then the performance of Rochester municipal funds that hold Puerto Rican debt, including this Fund, may be adversely affected. Our team continues to believe that the best interests of all stakeholders can be met through negotiated settlements that offer Puerto Rico a path

8        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

forward, strengthen its economy and improve the quality of life of its residents while providing investors with an appropriate return.

FUND PERFORMANCE

Oppenheimer Rochester California Municipal Fund held more than 450 securities as of July 31, 2018. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

During this reporting period, a rally in U.S. equities and persistent low interest rates put pressure on the dividends of many fixed income investments. This Fund’s Class A dividend, which was 3.2 cents per share at the outset of this reporting period, was reduced to 2.8 cents per share beginning with the September 2017 payout and to 2.6 cents per share beginning with the December 2017 payout. In all, the Fund distributed 32.4 cents per Class A share this reporting period.

Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

Seven of the Fund’s 10 largest sectors were among the 10 strongest contributors to positive performance this reporting period. The Fund’s total return this reporting period was primarily driven by its holdings in high-yielding tobacco securities, which are backed by proceeds from the landmark 1998 Master Settlement Agreement (MSA). The tobacco bond sector, the Fund’s largest, was also its strongest performer as of July 31, 2018.

Large sectors ranked among the Fund’s 10 strongest sectors for the reporting period also included its second- through fourth-largest sectors (marine/aviation facilities, U.S. government obligations, and water utilities, respectively) and its sixth- through eighth-largest sectors (Special Tax, higher education, and hospital/healthcare, respectively).

Research-based security selection continued to be a factor in the strong performance of these sectors. Holdings in the marine/ aviation facilities sector, this Fund’s fourth strongest performer, are typically high-grade investments backed by valuable collateral. As of July 31, 2018, the sector included two insured bonds issued by Guam and two bonds issued by the Northern Mariana Islands. The U.S. government obligations sector, which consists of securities that have been pre-refunded, was the eighth strongest performer for this reporting period. Securities in the water utilities sector, in aggregate, turned in the fifth best performance for the 12 months ended July 31, 2018. The Special Tax sector, which includes securities that are backed by various taxes, was the third strongest performer for this reporting period. The hospital/healthcare sector, the Fund’s seventh best contributor to total return this reporting period, and the higher education sector, the tenth best contributor, include many investment-grade securities.

9 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Investors should note that the sales tax revenue sector was the second strongest contributor to the Fund’s total return this reporting period. Less than 3% of the Fund’s assets are held in this sector, the Fund’s twelfth largest. COFINA bonds, which are backed by the sales and use tax in Puerto Rico, represent approximately 85% of the assets in this sector; some of the Fund’s COFINAs are insured. The sector also includes one bond issued by the U.S. Virgin Islands.

A number of sectors detracted slightly from the Fund’s performance this reporting period. The list of detractors as of July 31, 2018, included the G.O. and municipal leases sectors, which were adversely affected by securities issued by Puerto Rico (some insured). The electric utilities sector, with nearly 50% of its assets derived from PREPA bonds, also detracted slightly from performance; the sector included three insured bonds issued by Guam. During this reporting period, the Guidance Charter School lost its charter, which caused the price of the Fund’s investment to decline sharply; as a result, the small education sector (less than 1% of assets as of July 31, 2018) detracted from performance.

In aggregate, the Fund’s investments in securities issued in the Commonwealth of Puerto Rico contributed positively to the Fund’s total return this reporting period. The securities are exempt from federal, state, and local income taxes, and the Fund’s holdings as of July 31, 2018 included securities from many different sectors.

Investors should note that some of this Fund’s investments in securities issued in Guam and Puerto Rico are insured. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds, and this Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

10 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Mark DeMitry, CFA Vice President and Senior Portfolio Manager

Mark DeMitry has been named portfolio manager of the Fund. With support as needed from the Oppenheimer Municipal Fund Management Team, Mark will continue to adhere to a consistent investment approach based on the belief that tax-free yield can help investors achieve their long-term financial objectives even when market conditions fluctuate. The Fund will not be managed based on predictions of interest rate changes. Further details about the Rochester team’s investment approach can be found on our landing page, oppenheimerfunds.com/rochesterway.

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Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	13.1%
Marine/Aviation Facilities	10.7
U.S. Government Obligations	10.7
Water Utilities	10.6
General Obligation	9.5
Special Tax	8.7
Higher Education	5.8
Hospital/Healthcare	5.5
Municipal Leases	3.7
Electric Utilities	3.5

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2018 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	10.8%	2.3%	13.1%
AA	34.2	0.0	34.2
A	13.2	1.0	14.2
BBB	8.4	8.6	17.0
BB or lower	11.4	10.1	21.5
Total	78.0%	22.0%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2018 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A, and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 7/31/18

	Without Sales Charge	With Sales Charge
Class A	3.69%	3.51%
Class C	3.01	N/A
Class Y	3.91	N/A
STANDARDIZED YIELDS

For the 30 Days Ended 7/31/18
Class A	2.40%
Class C	1.77
Class Y	2.76

TAXABLE EQUIVALENT YIELDS

As of 7/31/18
Class A	4.72%
Class C	3.48
Class Y	5.43

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 7/31/18
Class A	2.39%
Class C	1.77
Class Y	2.76

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/18

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPCAX)	11/3/88	3.95%	6.12%	5.54%	5.61%
Class C (OCACX)	11/1/95	3.18	5.32	4.73	4.00
Class Y (OCAYX)	11/29/10	4.20	6.37	N/A	7.19

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/18

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPCAX)	11/3/88	-0.99%	5.09%	5.03%	5.44%
Class C (OCACX)	11/1/95	2.18	5.32	4.73	4.00
Class Y (OCAYX)	11/29/10	4.20	6.37	N/A	7.19

13        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses, or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.026 for the 28-day accrual period ended July 24, 2018. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on July 24, 2018; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y are annualized based on dividends of $0.0211 and $0.0275, respectively, for the 28-day accrual period ended July 24, 2018 and on the corresponding net asset values on that date.

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Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended July 31, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended July 31, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category. The average yield at NAV in Lipper’s California Municipal Debt Funds category is based on 125 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges, which – if included – would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2018 top federal and California tax rate of 49.18%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The ICE BofA Merrill Lynch AAA Municipal Securities index is the AAA subset of the ICE BofA Merrill Lynch US Municipal Securities Index, which tracks the performance of dollar-denominated, investment-grade, tax-exempt debt issued by U.S. states and territories and their political subdivisions; index constituents are weighted based on capitalization, and accrued interest is calculated assuming next-day settlement.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio manager and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on July 31, 2018 and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting

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oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

16        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

17        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Actual	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During 6 Months Ended July 31, 2018
Class A	$ 1,000.00	$ 1,061.10	$ 5.43
Class C	1,000.00	1,056.10	9.32
Class Y	1,000.00	1,062.30	4.20

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.54	5.32
Class C	1,000.00	1,015.77	9.14
Class Y	1,000.00	1,020.73	4.12

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2018 are as follows:

Class	Expense Ratios
Class A	1.06%
Class C	1.82
Class Y	0.82

18        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 31, 2018

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—111.1%
California—101.9%
$1,000,000	Adelanto, CA Community Facilities District Special Tax No. 2006-2[1]	5.000%		09/01/2045	$1,073,850
2,675,000	Adelanto, CA Elementary School District Community Facilities District No. 1[1]	5.250		09/01/2026	2,675,241
1,630,000	Adelanto, CA Elementary School District Community Facilities District No. 1[1,2]	5.400		09/01/2036	1,630,016
30,000	Adelanto, CA Improvement Agency, Series B1	5.500		12/01/2023	30,028
1,220,000	Adelanto, CA Public Utility Authority[1]	5.000		07/01/2024	1,242,692
5,710,000	Adelanto, CA Public Utility Authority[1]	5.000		07/01/2039	5,750,427
2,000,000	Adelanto, CA Public Utility Authority[1]	5.000		07/01/2039	2,288,900
6,620,000	Adelanto, CA Public Utility Authority[1]	6.750		07/01/2039	6,941,600
1,345,000	Alhambra, CA (Atherton Baptist Homes)[1]	7.500		01/01/2030	1,442,472
1,000,000	Alhambra, CA (Atherton Baptist Homes)[1]	7.625		01/01/2040	1,085,940
1,350,000	Anaheim, CA Public Financing Authority[1]	5.000		05/01/2034	1,527,268
3,000,000	Anaheim, CA Public Financing Authority (Anaheim Electric System Distribution)[3]	5.250		10/01/2034	3,077,010
7,000,000	Anaheim, CA Public Financing Authority (Anaheim Electric System Distribution)[3]	5.250		10/01/2039	7,179,690
25,000	Apple Valley, CA Redevel. Agency Tax Allocation[1]	5.000		06/01/2032	25,000
600,000	Arvin, CA Community Redevel. Agency Tax Allocation[1]	6.500		09/01/2038	600,354
1,250,000	Atwater, CA Wastewater[1]	5.000		05/01/2040	1,408,225
1,300,000	Atwater, CA Wastewater[1]	5.000		05/01/2043	1,461,408
775,000	Azusa, CA Special Tax Community Facilities District No. 05-1[1]	5.000		09/01/2021	776,581
415,000	Bakersfield, CA Improvement Bond Act 1915	5.350		09/02/2022	358,257
1,130,000	Bakersfield, CA Improvement Bond Act 1915	5.400		09/02/2025	966,274
1,170,000	Bakersfield, CA Improvement Bond Act 19151,[2]	7.375		09/02/2028	1,170,608
750,000	Beaumont, CA Financing Authority, Series A1	5.000		09/01/2036	804,090
115,000	Beaumont, CA Financing Authority, Series A1	5.125		09/01/2028	124,271
120,000	Beaumont, CA Financing Authority, Series A1	5.250		09/01/2029	129,815
250,000	Beaumont, CA Financing Authority, Series A1	5.625		09/01/2032	272,312
4,410,000	Beaumont, CA Financing Authority, Series A1	5.875		09/01/2042	4,818,939
1,500,000	Beaumont, CA Financing Authority, Series A1	6.375		09/01/2042	1,656,705
5,000	Beaumont, CA Financing Authority, Series A1	7.000		09/01/2023	5,007
1,560,000	Beaumont, CA Financing Authority, Series B1	5.000		09/01/2025	1,743,206
635,000	Beaumont, CA Financing Authority, Series B1	5.000		09/01/2034	680,796
500,000	Blythe, CA Community Facilities District Special Tax (Hidden Beaches)[1]	5.300		09/01/2035	500,710
1,000,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)[1]	5.000		05/01/2038	1,072,720
2,135,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)[1]	9.750		05/01/2038	2,471,668
1,010,000	Brea, CA Redevel. Agency	6.591	[4]	08/01/2031	450,238
2,930,000	Brea, CA Redevel. Agency	6.675	[4]	08/01/2032	1,206,193
2,300,000	Brea, CA Redevel. Agency	6.830	[4]	08/01/2033	868,710
5,000,000	Brea, CA Redevel. Agency	6.869	[4]	08/01/2034	1,733,950

19        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$60,000	Butte County, CA Hsg. Authority (Affordable Hsg. Pool)[1]	7.000%		10/01/2020	$ 60,245
3,000,000	CA ABAG Finance Authority for NonProfit Corporations (Casa De Las Campanas)[1]	6.000		09/01/2037	3,258,060
25,000	CA ABAG Finance Authority for NonProfit Corporations COP (Palo Alto Gardens Apartments)[1]	5.350		10/01/2029	25,029
45,000	CA Affordable Hsg. Agency (Merced County Hsg. Authority)[1]	6.000		01/01/2023	44,744
15,000	CA Bay Area Governments Association[1]	4.125		09/01/2019	15,022
2,845,000	CA Communities Transportation Revenue COP[1]	6.000		06/01/2042	3,206,457
3,445,000	CA County Tobacco Securitization Agency	4.461	[4]	06/01/2033	1,482,556
82,110,000	CA County Tobacco Securitization Agency	5.305	[4]	06/01/2046	13,702,517
45,600,000	CA County Tobacco Securitization Agency	5.368	[4]	06/01/2057	1,633,392
55,250,000	CA County Tobacco Securitization Agency	6.045	[4]	06/01/2057	1,365,780
51,500,000	CA County Tobacco Securitization Agency	6.695	[4]	06/01/2057	1,532,125
71,700,000	CA County Tobacco Securitization Agency	6.998	[4]	06/01/2055	4,251,093
320,360,000	CA County Tobacco Securitization Agency	7.548	[4]	06/01/2055	16,428,061
309,500,000	CA County Tobacco Securitization Agency	8.248	[4]	06/01/2055	16,211,610
850,000	CA County Tobacco Securitization Agency (TASC)[1]	5.100	[5]	06/01/2028	850,297
3,725,000	CA County Tobacco Securitization Agency (TASC)[1]	5.125		06/01/2038	3,752,043
1,390,000	CA County Tobacco Securitization Agency (TASC)[1]	5.750		06/01/2029	1,405,262
12,090,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2035	12,215,736
1,980,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2043	2,008,651
10,835,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2035	10,841,393
18,320,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2042	18,500,818
9,670,000	CA County Tobacco Securitization Agency (TASC)[1]	6.125		06/01/2038	9,671,644
41,800,000	CA County Tobacco Securitization Agency (TASC)	7.070	[4]	06/01/2046	6,143,346
9,710,000	CA Dept. of Water Resources (Center Valley)[3]	5.250		12/01/2035	10,525,931
290,000	CA Dept. of Water Resources (Center Valley)[3]	5.250		12/01/2035	314,369
3,000,000	CA Educational Facilities Authority (Pepperdine University)[1]	5.000		10/01/2046	3,410,160
5,000,000	CA Educational Facilities Authority (Pepperdine University)[1]	5.000		10/01/2049	5,672,600
635,000	CA Educational Facilities Authority (University of San Francisco)[1]	6.125		10/01/2036	717,194
615,000	CA Educational Facilities Authority (University of San Francisco)[1]	6.125		10/01/2036	699,280
2,500,000	CA Enterprise Devel. Authority (Sunpower Corp.)[1]	8.500		04/01/2031	2,667,250
13,000,000	CA GO1	5.000		09/01/2032	15,260,440
25,150,000	CA GO3	5.000		09/01/2034	29,148,052
10,000,000	CA GO1	5.000		08/01/2036	11,589,800
3,550,000	CA GO1	5.000		02/01/2038	3,877,807
25,000	CA GO1	5.250		06/01/2021	25,337
5,000	CA GO1	5.500		10/01/2022	5,035
5,000	CA GO1	5.750		05/01/2030	5,018
1,500,000	CA GO1	6.000		03/01/2033	1,603,800
100,000	CA GO1	6.250		10/01/2019	100,780
30,000	CA GO1	6.250		10/01/2019	30,234

20        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California (Continued)
$2,305,000	CA GO1	6.500%	04/01/2033	$ 2,380,627
2,695,000	CA GO1	6.500	04/01/2033	2,789,298
2,500,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.000	06/01/2040	2,795,175
2,030,000	CA Health Facilities Financing Authority (Community Programs for Persons with Developmental Disabilities)[1]	6.250	02/01/2026	2,245,951
14,215,000	CA Health Facilities Financing Authority (Providence Health & Service/Provident Health System-Oregon Obligated Group)[3]	5.500	10/01/2039	14,842,742
160,000	CA Health Facilities Financing Authority (Providence Health System-Southern California)[1]	6.250	10/01/2028	161,328
13,500,000	CA Health Facilities Financing Authority (SHlth/ EMC/MPHS/PAMFHCR&E/SCHosp/SCVH/SEBH/ SGMF/SHSSR/SMF/SMCCV Obligated Group)[3]	5.250	08/15/2031	14,877,506
4,000,000	CA Health Facilities Financing Authority (SHlth/ SBH/SVNA&H/SVMF/SVlyH/SCHosp/SEBH/SBMF Obligated Group)[1]	5.000	11/15/2046	4,542,040
10,000,000	CA Health Facilities Financing Authority (SHlth/ SBH/SVNA&H/SVMF/SVlyH/SCHosp/SEBH/SBMF Obligated Group)[1]	5.000	11/15/2048	11,392,600
5,000,000	CA Health Facilities Financing Authority (SJHS/ SJHCN/SJHE/SJHO Obligated Group)[1]	5.750	07/01/2039	5,195,800
885,000	CA Independent Cities Finance Authority Mobile Home Park (Hacienda Valley Estates)[1]	5.000	11/15/2034	966,066
1,000,000	CA Independent Cities Finance Authority Mobile Home Park (Lamplighter Salinas)[1]	6.250	07/15/2045	1,064,310
1,000,000	CA Independent Cities Finance Authority Mobile Home Park (Rancho Del Sol & Grandview)[1]	5.500	05/15/2047	1,065,550
2,000,000	CA Infrastructure and Economic Devel. (AOMPAAS/TVSRF/AcadF/AFound/AMF Obligated Group)[1]	5.000	11/01/2041	2,236,020
65,000	CA M-S-R Public Power Agency (San Juan)[1]	6.000	07/01/2022	72,288
200,000	CA Municipal Finance Authority (Biola University)[1]	5.625	10/01/2023	201,440
510,000	CA Municipal Finance Authority (Caritas Acquisitions/Caritas Corp. Obligated Group)[1,2]	6.400	08/15/2045	553,034
250,000	CA Municipal Finance Authority (Casa Griffin Apts.)[1]	5.750	10/01/2034	256,905
3,750,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)[1]	5.000	02/01/2034	4,227,900
4,000,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)[1]	5.000	02/01/2035	4,490,840
2,000,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)[1]	5.000	02/01/2036	2,236,000
1,000,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)[1]	5.000	02/01/2037	1,114,100
1,000,000	CA Municipal Finance Authority (Emerson College)[1]	5.750	01/01/2033	1,134,470

21        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
California (Continued)
$1,000,000	CA Municipal Finance Authority (Emerson College)[1]	6.000%	01/01/2042	$1,142,730
500,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)[1]	5.750	01/01/2022	520,160
1,070,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)[1]	6.625	01/01/2032	1,141,861
2,135,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)[1]	6.875	01/01/2042	2,288,827
4,200,000	CA Municipal Finance Authority (Lax Integrated Express Solutions)[1]	5.000	12/31/2043	4,712,442
12,550,000	CA Municipal Finance Authority (Lax Integrated Express Solutions)[1]	5.000	12/31/2047	14,025,503
1,500,000	CA Municipal Finance Authority (OCEAA)[1]	7.000	10/01/2039	1,501,995
1,750,000	CA Municipal Finance Authority (Pilgrim Place Claremont)[1]	5.875	05/15/2029	1,812,090
1,000,000	CA Municipal Finance Authority (Pilgrim Place Claremont)[1]	6.125	05/15/2039	1,037,430
600,000	CA Municipal Finance Authority (Southwestern Law School)[1]	6.500	11/01/2031	675,978
1,250,000	CA Municipal Finance Authority (Southwestern Law School)[1]	6.500	11/01/2041	1,402,462
5,000,000	CA Municipal Finance Authority Mobile Home Park (Caritas Acquisitions)[1]	5.500	08/15/2047	5,391,000
1,200,000	CA Municipal Finance Authority Mobile Home Park (Caritas Affordable Housing)[1]	5.250	08/15/2039	1,314,720
2,000,000	CA Pollution Control Financing Authority (Aemerge Redpak Services Southern CA)	8.000	12/01/2027	2,004,200
3,750,000	CA Pollution Control Financing Authority (Aemerge Redpak Services Southern California)[1]	7.000	12/01/2027	3,674,287
1,425,000	CA Pollution Control Financing Authority (Calplant I)	7.500	07/01/2032	1,473,478
1,900,000	CA Pollution Control Financing Authority (Calplant I)	8.000	07/01/2039	2,026,844
2,795,000	CA Public Works[1]	5.750	03/01/2030	2,985,284
2,500,000	CA Public Works[1]	6.000	03/01/2035	2,679,925
365,000	CA Public Works[1]	6.125	11/01/2029	386,615
8,370,000	CA Public Works[1]	6.375	11/01/2034	8,891,451
95,000	CA Public Works[1]	6.625	11/01/2034	95,183
2,000,000	CA Public Works (California State Prisons)[1]	5.750	10/01/2031	2,232,680
900,000	CA Public Works (Dept. of Mental Health)[1]	5.000	11/01/2031	902,538
1,250,000	CA Public Works (Judicial Council)[1]	5.000	12/01/2031	1,372,337
125,000	CA Public Works (Trustees California State University)[1]	6.000	04/01/2027	128,919
11,905,000	CA Public Works Board[1]	4.000	04/01/2033	12,592,871
1,118,140	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)[6,7]	5.500	08/01/2047	614,977
198,221	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)[6,7]	5.500	08/01/2047	47,573

22        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$1,250,000	CA School Finance Authority School Facility (Escuela Popular Del Pueblo)[1]	6.250%		07/01/2037	$ 1,256,700
870,000	CA School Finance Authority School Facility (Kipp LA Schools)[1]	5.000		07/01/2047	960,054
12,650,000	CA Silicon Valley Tobacco Securitization Authority	5.845	[4]	06/01/2047	2,143,037
50,000,000	CA Silicon Valley Tobacco Securitization Authority	7.108	[4]	06/01/2056	4,051,500
18,420,000	CA Silicon Valley Tobacco Securitization Authority	8.818	[4]	06/01/2036	6,850,951
10,000,000	CA Silicon Valley Tobacco Securitization Authority	10.496	[4]	06/01/2041	2,771,600
10,000,000	CA State University[1]	5.000		11/01/2042	11,544,900
100,000	CA Statewide CDA	4.446	[4]	09/01/2028	49,085
100,000	CA Statewide CDA	5.078	[4]	09/01/2034	31,249
50,000	CA Statewide CDA[1]	6.750		09/01/2037	50,058
2,795,000	CA Statewide CDA (Cathedral City Heritage Park/ Glendale Heritage Park Obligated Group)[1]	5.200		06/01/2036	2,804,978
1,200,000	CA Statewide CDA (CHF-Irvine)[1]	5.000		05/15/2040	1,334,652
1,250,000	CA Statewide CDA (Enloe Medical Center)[1]	6.250		08/15/2033	1,252,262
1,375,000	CA Statewide CDA (Front Porch Communities & Services)[1]	5.000		04/01/2047	1,527,927
1,400,000	CA Statewide CDA (Guidance Charter School)[7]	6.500		07/01/2037	840,000
5,100,000	CA Statewide CDA (Guidance Charter School)[7]	6.750		07/01/2052	3,060,000
2,019,578	CA Statewide CDA (Microgy Holdings)[7,8]	9.000		12/01/2038	20
3,000,000	CA Statewide CDA (Orinda Wilder)[1]	5.000		09/01/2037	3,276,030
295,000	CA Statewide CDA (Rio Bravo)[1]	6.500		12/01/2018	294,976
2,960,000	CA Statewide CDA (Yucaipa Valley Water Reservoir)[1]	6.000		09/02/2044	2,938,510
2,000,000	CA Statewide CDA School Facilities (47th & Main)[1]	6.375		07/01/2047	2,181,280
80,000	CA Statewide CDA Special Tax Community Facilities District No. 97	3.872	[4]	09/01/2022	63,180
10,000	CA Statewide CDA Water[1]	7.000		07/01/2022	10,010
8,370,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2037	8,375,524
1,025,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2037	1,025,676
150,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2043	150,043
45,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2043	45,013
1,320,000	CA Valley Sanitation District[1]	5.200		09/02/2030	1,320,568
2,500,000	Calexico, CA Community Facilities District No. 2005-1 Special Tax (Hearthstone)[6]	5.500		09/01/2036	1,100,000
2,325,000	Calexico, CA Community Facilities District No. 2005-1 Special Tax (Hearthstone)[6]	5.550		09/01/2036	1,046,250
35,000	Calexico, CA Community Redevel. Agency Tax Allocation (Central Business District & Residential Redevel.)[1]	7.250		08/01/2033	39,870
25,000	Carlsbad, CA Improvement Bond Act 1915[1]	5.500		09/02/2028	25,048
100,000	Carson, CA Public Financing Authority (Remediation)[1]	6.500		10/01/2036	105,925

23        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
California (Continued)
$50,000	Carson, CA Redevel. Agency[1]	4.500%	01/01/2032	$50,102
1,770,000	Castaic, CA Union School District Community Facilities District No. 92-1[1]	9.000	10/01/2019	1,782,001
1,100,000	Chino, CA Public Financing Authority[1]	5.000	09/01/2034	1,234,156
865,000	Chino, CA Public Financing Authority[1]	5.000	09/01/2035	965,833
2,000,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)[1]	5.875	01/01/2034	2,068,360
1,060,000	Clovis, CA Wastewater[1]	5.250	08/01/2030	1,245,320
500,000	Clovis, CA Wastewater[1]	5.250	08/01/2031	585,665
465,000	Colton, CA Community Facilities District Special Tax[1,2]	7.500	09/01/2020	466,446
3,715,000	Compton, CA Community College District[1]	6.750	08/01/2034	3,913,418
1,000,000	Compton, CA Public Finance Authority[1]	5.250	09/01/2027	1,002,080
3,000,000	Compton, CA Public Finance Authority[1]	5.250	09/01/2027	3,009,660
4,870,000	Corcoran, CA Hospital District[1]	8.000	08/01/2034	5,032,463
935,000	Corona, CA Community Facilities District (Buchanan Street)[1]	5.150	09/01/2036	922,901
110,000	Corona, CA Community Facilities District (Eagle Glen II)[1]	6.000	09/01/2031	110,068
50,000	Daly City, CA Hsg. Devel. Finance Agency (Franciscan Mobile Home Park)[1]	5.000	12/15/2037	50,087
925,000	Daly City, CA Hsg. Devel. Finance Agency (Third Tier Franciscan)[1]	6.500	12/15/2047	926,341
1,220,000	Dehesa, CA School District[1]	5.500	06/01/2044	1,405,794
1,855,000	Desert Hot Springs, CA Community Facilities District Special Tax[1]	6.375	09/01/2038	1,945,895
3,725,000	Desert Hot Springs, CA Redevel. Agency Tax Allocation[1]	7.375	09/01/2039	3,963,214
14,730,000	East Bay, CA Municipal Utility District (Water System)[1]	4.000	06/01/2045	15,421,721
1,725,000	East Bay, CA Municipal Utility District (Water System)[1]	5.000	06/01/2036	1,997,705
15,000,000	East Bay, CA Municipal Utility District (Water System)[3]	5.000	06/01/2036	15,956,700
865,000	Fairfield, CA Community Facilities District Special Tax (Fairfield Commons)[1]	6.875	09/01/2038	868,572
10,000	Fontana, CA Redevel. Agency (Jurupa Hills)[1]	5.500	10/01/2027	10,070
1,000,000	Fontana, CA Special Tax Community Facilities District No. 80[1]	5.000	09/01/2046	1,101,890
5,145,000	Grossmont, CA Union High School District[3]	5.500	08/01/2030	5,350,587
4,895,000	Grossmont, CA Union High School District[3]	5.500	08/01/2031	5,090,498
500,000	Hollister, CA Redevel. Agency Tax Allocation[1]	7.000	10/01/2032	530,335
1,600,000	Hollister, CA Redevel. Agency Tax Allocation (Hollister Community Devel.)[1]	5.000	10/01/2030	1,808,592
1,305,000	Hollister, CA Redevel. Agency Tax Allocation (Hollister Community Devel.)[1]	5.000	10/01/2032	1,469,600
1,430,000	Imperial County, CA Community Facilities District No. 2004-2 Special Tax[1]	5.900	09/01/2037	1,432,746

24        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$2,635,000	Ione, CA Special Tax Community Facilities District 2005-2-A1	6.000%		09/01/2036	$2,645,066
630,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)[1]	5.000		09/01/2032	673,785
335,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)[1]	5.000		09/01/2037	356,437
1,175,000	Lake Elsinore, CA Public Financing Authority (Villages Wasson Canyon)[1]	5.250		09/01/2038	1,240,166
420,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.000	[5]	09/01/2025	442,819
375,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.100	[5]	09/01/2026	395,621
885,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.150	[5]	09/01/2027	933,604
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.200	[5]	09/01/2028	1,052,930
500,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.250	[5]	09/01/2029	526,240
500,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.300	[5]	09/01/2030	526,405
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.375	[5]	09/01/2032	1,051,950
1,670,000	Lancaster, CA Redevel. Agency Tax Allocation (Comb Redevel.)[1]	6.875		08/01/2034	1,760,397
580,000	Lancaster, CA Redevel. Agency Tax Allocation (Comb Redevel.)[1]	6.875		08/01/2039	611,395
430,000	Lancaster, CA Redevel. Agency Tax Allocation (Comb Redevel.)[1]	6.875		08/01/2039	453,276
3,915,000	Lathrop, CA Special Tax Community Facilities District No. 03-2[1]	7.000		09/01/2033	3,925,962
1,000,000	Lennox, CA School District COP[1]	5.000		10/01/2034	1,088,330
100,000	Lincoln, CA Public Financing Authority[1]	5.000		09/01/2034	100,245
50,000	Long Beach, CA Bond Finance Authority Natural Gas[1]	5.500		11/15/2028	60,744
1,000,000	Long Beach, CA Bond Finance Authority Natural Gas[1]	5.500		11/15/2037	1,288,590
1,300,000	Long Beach, CA Harbor Revenue[1]	5.000		05/15/2037	1,480,063
5,000,000	Long Beach, CA Harbor Revenue[1]	5.000		05/15/2040	5,667,950
2,575,000	Long Beach, CA Harbor Revenue[1]	5.000		05/15/2043	2,912,686
8,175,000	Long Beach, CA Unified School District[1]	5.000		08/01/2036	9,500,168
1,200,000	Los Alamitos, CA Unified School District COP[1]	0.000	[5]	08/01/2034	1,106,808
2,075,000	Los Angeles, CA Community Devel. Agency (Adelante Eastside Redevel.)[1]	6.500		09/01/2039	2,190,038
7,500,000	Los Angeles, CA Dept. of Airports[1]	5.000		05/15/2032	8,791,350
4,365,000	Los Angeles, CA Dept. of Airports[1]	5.000		05/15/2033	4,931,533
15,145,000	Los Angeles, CA Dept. of Airports[3]	5.000		05/15/2033	17,668,637
12,000,000	Los Angeles, CA Dept. of Airports[3]	5.000		05/15/2034	13,955,400
5,795,000	Los Angeles, CA Dept. of Airports[1]	5.000		05/15/2034	6,531,892
1,500,000	Los Angeles, CA Dept. of Airports[1]	5.000		05/15/2042	1,671,585

25        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$2,500,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1,2]	5.000%		05/15/2038	$2,839,050
2,500,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1,2]	5.000		05/15/2044	2,824,125
4,000,000	Los Angeles, CA Dept. of Water & Power[1]	5.000		07/01/2036	4,712,840
3,500,000	Los Angeles, CA Dept. of Water & Power[1]	5.000		07/01/2037	4,111,100
25,525,000	Los Angeles, CA Dept. of Water & Power[1]	5.000		07/01/2038	29,912,748
16,500,000	Los Angeles, CA Dept. of Water & Power[3]	5.000		07/01/2047	19,036,050
3,000,000	Los Angeles, CA Dept. of Water & Power[3]	5.375		07/01/2034	3,049,935
12,000,000	Los Angeles, CA Dept. of Water & Power[3]	5.375		07/01/2038	12,195,720
16,300,000	Los Angeles, CA Harbor Dept.[3]	5.250		08/01/2034	16,929,506
2,000,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)[1]	6.000		06/01/2029	2,047,100
2,000,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)[1]	6.250		06/01/2034	2,051,500
500,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)[1]	6.375		06/01/2039	513,590
945,000	Los Angeles, CA IDA (Santee Court Parking Facility)[1]	5.000		12/01/2020	942,467
11,655,000	Los Angeles, CA MTA, Series A1	5.000		06/01/2031	13,769,683
4,000,000	Los Angeles, CA Municipal Improvement Corp. (Real Property)[1]	6.000		09/01/2039	4,199,240
7,000,000	Los Angeles, CA Unified School District[1]	5.000		07/01/2040	8,042,370
85,000	Madera County, CA COP (Valley Children’s Hospital)[1]	5.750		03/15/2028	85,315
250,000	Marina, CA Redevel. Agency Tax Allocation[1]	5.000		09/01/2038	270,350
950,000	Martinez, CA Unified School District[1]	6.125	[5]	08/01/2035	1,176,490
50,000	Maywood, CA Public Financing Authority[1]	7.000		09/01/2038	50,068
1,750,000	McFarland, CA Unified School District[1]	5.500		11/01/2038	2,020,095
1,375,000	Mendota, CA Joint Powers Financing Authority Wastewater[1]	5.150		07/01/2035	1,338,618
1,000,000	Menifee, CA Union School District Special Tax[1]	5.000		09/01/2033	1,136,400
1,000,000	Menifee, CA Union School District Special Tax[1]	5.000		09/01/2043	1,106,760
1,500,000	Menifee, CA Union School District Special Tax[1]	5.000		09/01/2048	1,654,170
1,500,000	Montebello, CA Public Financing Authority (Montebello Hotel)[1]	5.000		12/01/2033	1,504,695
2,050,000	Moreno Valley, CA Unified School District Community Facilities District No. 2004-4[1]	5.000		09/01/2045	2,218,592
655,000	Murrieta, CA Community Facilities District Special Tax (Golden City)[1]	5.000		09/01/2042	720,146
1,500,000	Norco, CA Community Redevel. Agency[1]	5.000		03/01/2030	1,697,505
2,000,000	Norco, CA Redevel. Agency Tax Allocation[1]	6.000		03/01/2036	2,142,320
4,115,000	Northern Humboldt, CA Union High School District[1]	5.000		08/01/2043	4,667,068
1,250,000	Northern Humboldt, CA Union High School District[1]	6.500		08/01/2034	1,428,550
2,000,000	Northern, CA Inyo County Local Hospital District[1]	6.375		12/01/2025	2,075,220
1,000,000	Oak Valley, CA Hospital District[1]	7.000		11/01/2035	1,030,340
1,000,000	Oakland, CA GO1	6.000		01/15/2034	1,021,740
250,000	Oakland, CA GO1	6.250		01/15/2039	255,715
250,000	Oakland, CA Unified School District[1]	6.500		08/01/2022	262,865
250,000	Oakland, CA Unified School District[1]	6.500		08/01/2023	262,865

26        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$250,000	Oakland, CA Unified School District[1]	6.500%		08/01/2024	$262,865
3,080,000	Olivehurst, CA Public Utilities District (Plumas Lake Community Facilities District)[1,2]	7.625		09/01/2038	3,095,770
1,640,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108[1]	7.500		09/02/2020	1,648,380
1,350,000	Orange County, CA Community Facilities District (Esencia Village)[1]	5.000		08/15/2031	1,507,802
1,250,000	Oxnard, CA Financing Authority Wastewater[1]	5.000		06/01/2032	1,407,688
1,500,000	Oxnard, CA Financing Authority Wastewater[1]	5.000		06/01/2033	1,684,920
850,000	Oxnard, CA Financing Authority Wastewater[1]	5.000		06/01/2034	951,864
40,000	Palm Desert, CA Financing Authority[1]	5.000		08/01/2033	40,757
30,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)[1]	5.250		01/01/2022	30,098
65,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)[1]	5.450		07/01/2020	65,029
305,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)[1]	5.550		07/01/2028	302,008
250,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)[1]	6.400		07/01/2023	250,233
170,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)[1]	6.500		07/01/2027	170,094
445,000	Palm Springs, CA Community Redevel. Agency Tax Allocation[1]	5.000		09/01/2032	500,968
1,355,000	Palmdale, CA Community Facilities District Special Tax[1]	5.400		09/01/2035	1,357,141
5,475,000	Palmdale, CA Community Facilities District Special Tax[1,2]	6.125		09/01/2037	5,477,300
4,480,000	Palmdale, CA Community Facilities District Special Tax[1,2]	6.250		09/01/2035	4,482,106
5,000,000	Palomar, CA Health[1]	5.000		11/01/2039	5,388,050
235,000	Perris, CA Elementary School District[1]	6.000		08/01/2029	280,111
290,000	Perris, CA Elementary School District[1]	6.000		08/01/2030	344,958
1,000,000	Pixley, CA Union School District (Pixley Union Elementary School District)[1]	5.250		08/01/2044	1,136,760
55,000	Pomona, CA Public Financing Authority[1]	5.000		02/01/2030	55,173
1,305,000	Pomona, CA Public Financing Authority (Merfed Redevel.)[1]	5.250		02/01/2020	1,309,241
50,000	Pomona, CA Unified School District[1]	6.150		08/01/2030	57,500
1,980,000	Poway, CA Unified School District Public Financing Authority Special Tax[1,2]	5.000		09/01/2035	2,224,154
2,210,000	Rancho, CA Water District Financing Authority[1]	5.000		08/01/2028	2,210,000
2,595,000	Rialto, CA Redevel. Agency (Merged Project Area)[1]	5.875		09/01/2033	2,604,757
2,000,000	Richmond, CA Joint Powers Financing Authority (Civic Center)[1]	5.750		08/01/2029	2,078,340
2,500,000	Ridgecrest, CA Redevel. Agency (Ridgecrest Redevel.)[1]	6.250		06/30/2037	2,724,850
10,530,000	Rio Hondo, CA Community College District[1]	0.000	[5]	08/01/2042	10,952,464

27        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$3,000,000	Rio Vista, CA Community Facilities District Special Tax No. 2004-1[1]	5.850%		09/01/2035	$3,011,100
601,022	Riverbank, CA Redevel. Agency (Riverbank Reinvestment)[6,7]	5.000		08/01/2032	516,879
535,000	Riverside County, CA Community Facilities District Special Tax No. 07-2 (Clinton Keith)[1]	5.000		09/01/2045	587,344
1,000,000	Riverside County, CA Redevel. Agency[1]	7.125		10/01/2042	1,166,050
3,000,000	Riverside County, CA Redevel. Agency (Desert Communities)[1]	6.000		10/01/2037	3,289,680
1,000,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	0.000	[5]	10/01/2027	1,171,160
1,000,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	0.000	[5]	10/01/2031	1,160,830
1,325,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	6.500		10/01/2025	1,505,571
1,200,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	6.750		10/01/2030	1,374,264
7,500,000	Riverside County, CA Transportation Commission[1]	5.250		06/01/2039	8,721,975
1,050,000	Riverside, CA Special Tax Community Facilities District No. 92-1, Series A1	5.300		09/01/2034	1,050,168
1,000,000	Ross Valley, CA School District[1]	5.500		08/01/2041	1,101,640
3,500,000	Sacramento County, CA Airport System[1]	5.000		07/01/2037	4,025,070
3,000,000	Sacramento County, CA Airport System[1]	5.000		07/01/2038	3,444,570
3,810,000	Sacramento County, CA Airport System[1]	5.000		07/01/2039	4,371,137
40,000	Sacramento County, CA COP (Public Facilities)[1]	5.000		06/01/2029	40,108
1,090,000	Sacramento County, CA Hsg. Authority (Vintage Willow Creek Senior Apartments)[1]	5.250		06/01/2027	1,090,589
7,250,000	Sacramento, CA Area Flood Control Agency[1]	5.000		10/01/2041	8,292,768
1,735,000	Sacramento, CA City Financing Authority (North Natomas CFD No. 2)[1]	6.250		09/01/2023	1,741,246
1,290,000	Sacramento, CA Special Tax (North Natomas Community Facilities District No. 4)[1]	5.000		09/01/2032	1,421,438
1,200,000	Sacramento, CA Special Tax (North Natomas Community Facilities District No. 4)[1]	5.000		09/01/2033	1,318,308
1,600,000	San Bernardino County, CA Special Tax (Lytle Creek North)[1]	5.000		09/01/2045	1,725,376
1,375,000	San Bernardino, CA Joint Powers Financing Authority (Central City)[1]	5.750		07/01/2020	1,429,148
195,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)[1,2]	5.500		09/01/2020	195,638
10,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)[1]	5.500		09/01/2024	10,032
1,295,000	San Bernardino, CA Mountains Community Hospital District COP[1]	5.000		02/01/2027	1,295,337
3,235,000	San Bernardino, CA Mountains Community Hospital District COP[1]	5.000		02/01/2037	3,234,968
3,000,000	San Buenaventura, CA Community Memorial Health Systems[1]	8.000		12/01/2031	3,418,680

28        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California (Continued)
$6,095,000	San Diego County, CA Redevel. Agency (Gillespie Field)[1]	5.750%	12/01/2032	$6,105,544
10,000,000	San Diego County, CA Water Authority[1]	5.000	05/01/2033	11,696,800
10,000,000	San Diego County, CA Water Authority[1]	5.000	05/01/2034	11,650,900
10,125,000	San Diego County, CA Water Authority[1]	5.000	05/01/2037	11,696,805
3,000,000	San Diego, CA Hsg. Authority (Sorrento Tower Apartments)[1]	5.000	05/01/2029	3,157,770
1,000,000	San Francisco, CA Bay Area Rapid Transit District[1]	5.000	07/01/2031	1,170,960
10,000,000	San Francisco, CA Bay Area Rapid Transit District[1]	5.000	08/01/2036	11,765,200
1,000,000	San Francisco, CA City & County Airports Commission[1]	5.000	05/01/2031	1,095,240
10,500,000	San Francisco, CA City & County Airports Commission[1]	5.000	05/01/2043	11,920,755
15,000,000	San Francisco, CA City & County Airports Commission[1]	5.000	05/01/2048	16,962,900
11,500,000	San Francisco, CA City & County Airports Commission (San Francisco International Airport)[1]	5.000	05/01/2046	12,784,780
15,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	5.250	01/01/2024	15,058
500,000	San Francisco, CA City & County Redevel. Agency (Mission Bay South Public Improvements)[1]	5.000	08/01/2031	540,930
2,000,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.500	08/01/2039	2,102,920
400,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.750	08/01/2033	451,388
500,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	7.000	08/01/2033	567,290
1,500,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay South Redevel.)[1]	6.625	08/01/2039	1,579,035
500,000	San Francisco, CA City & County Redevel. Financing Authority (San Francisco Redevel.)[1]	6.500	08/01/2032	525,730
545,000	San Francisco, CA City & County Redevel. Financing Authority (San Francisco Redevel.)[1]	6.625	08/01/2039	573,716
1,000,000	San Gorgonio, CA Memorial Health Care District[1]	5.000	08/01/2032	1,125,970
250,000	San Jacinto, CA Unified School District Special Tax[1]	5.000	09/01/2043	271,965
25,000	San Jose, CA (Libraries, Parks & Public Safety)[1]	5.000	09/01/2032	25,071
1,000,000	San Jose, CA Airport[1]	5.000	03/01/2025	1,071,410
35,000	San Jose, CA Improvement Bond Act 1915[1]	5.875	09/02/2023	36,071
3,150,000	San Jose, CA Multifamily Hsg. (El Parador Apartments)[1]	6.200	01/01/2041	3,150,189
4,025,000	San Jose, CA Multifamily Hsg. (Fallen Leaves Apartments)[1]	5.100	12/01/2032	4,027,657
25,000	San Jose, CA Special Tax Community Facilities District No. 9 (Bailey Highway 101)[1]	6.600	09/01/2027	25,018
10,000,000	San Marcos, CA Unified School District[3]	5.250	08/01/2031	11,067,650
5,000,000	Santa Clara County, CA Financing Authority[1]	4.000	05/15/2032	5,314,250
5,280,000	Santa Clara County, CA Financing Authority[1]	4.000	05/15/2033	5,591,837

29        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
California (Continued)
$1,000,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)[1]	5.850%	08/01/2031	$ 1,000,960
2,070,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)[1]	6.000	08/01/2041	2,071,573
3,000,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.750	06/01/2026	3,348,420
8,395,000	Santa Cruz County, CA Redevel. Agency (Live Oak/Soquel Community)[1]	7.000	09/01/2036	8,898,196
1,750,000	Santa Monica, CA Redevel. Agency Tax Allocation (Earthquake Recovery Redevel.)[1]	5.875	07/01/2036	1,952,055
2,600,000	Santa Monica, CA Redevel. Agency Tax Allocation (Earthquake Recovery Redevel.)[1]	5.875	07/01/2042	2,893,124
2,865,000	Saugus, CA Union School District Community Facilities District No. 2006[1,2]	11.625	09/01/2038	3,164,364
1,525,000	Saugus, CA Union School District Community Facilities District No. 2006[1,2]	11.625	09/01/2038	1,684,347
5,000,000	Sequoia, CA Unified High School District1	6.000	07/01/2043	5,623,800
1,720,000	Signal Hill, CA Redevel. Agency Tax Allocation[1]	7.000	10/01/2026	1,917,250
2,000,000	South Bayside, CA Waste Management Authority (Shoreway Environmental)[1]	6.000	09/01/2036	2,090,780
4,150,000	South El Monte, CA Improvement District[1]	5.000	08/01/2035	4,612,227
790,000	Southern CA Mono Health Care District[1]	5.000	08/01/2021	855,254
2,085,000	Southern CA Public Power Authority[1]	5.000	11/01/2033	2,473,769
13,000,000	Southern CA Public Power Authority[1]	5.000	07/01/2035	14,791,400
470,000	Southern CA Public Power Authority[1]	5.250	11/01/2022	523,364
50,000	Southern CA Public Power Authority[1]	5.250	11/01/2023	56,458
250,000	Southern CA Public Power Authority[1]	5.250	11/01/2026	290,618
205,000	Southern CA Public Power Authority Natural Gas[1]	5.000	11/01/2028	237,400
165,000	Southern CA Public Power Authority Natural Gas[1]	5.000	11/01/2029	192,182
2,255,000	Southern CA Public Power Authority Natural Gas[1]	5.250	11/01/2027	2,636,163
4,000,000	Southern CA Tobacco Securitization Authority (TASC)[1]	5.000	06/01/2037	4,021,560
2,000,000	Stockton, CA Community Facilities District (Arch Road East No. 99-02)[1]	5.875	09/01/2037	1,996,660
225,000	Stockton, CA Public Financing Authority (Parking)[1]	5.125	09/01/2030	225,025
1,000,000	Stockton, CA Redevel. Agency[1]	5.000	09/01/2034	1,139,470
1,000,000	Susanville, CA Public Financing Authority (Utility Enterprises)[1]	5.500	06/01/2030	1,030,040
3,000,000	Tahoe-Truckee, CA Unified School District[1]	5.000	08/01/2039	3,419,220
950,000	Tahoe-Truckee, CA Unified School District[1]	5.000	08/01/2041	1,081,309
3,000,000	Trinity County, CA COP[1]	8.500	01/15/2026	3,005,010
500,000	Tulare, CA Health Care District[1]	6.500	08/01/2026	517,870
375,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)[1]	7.125	09/01/2026	436,290
415,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)[1]	7.400	09/01/2032	486,239
500,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)[1]	7.400	09/01/2032	585,830

30        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$425,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)[1]	7.650%		09/01/2042	$501,135
12,840,000	University of California[3]	5.000		05/15/2037	14,767,251
15,000,000	University of California[3]	5.000		05/15/2038	16,795,161
5,000,000	University of California[1]	5.000		05/15/2042	5,767,100
13,935,000	University of California[1]	5.000		05/15/2047	15,980,240
10,000,000	University of California[1]	5.000		05/15/2048	11,583,600
1,030,000	Upland, CA Community Facilities District Special Tax (Improvement Area No. 2 Colonies San Antonio)[1]	5.000		09/01/2029	1,114,522
1,080,000	Upland, CA Community Facilities District Special Tax (Improvement Area No. 2 Colonies San Antonio)[1]	5.000		09/01/2030	1,166,162
1,000,000	Vernon, CA Electric System[1]	5.125		08/01/2033	1,075,580
4,000,000	Vernon, CA Electric System[1]	5.500		08/01/2041	4,337,920
65,000	Vernon, CA Redevel. Agency Tax Allocation[1]	5.000		09/01/2035	65,029
500,000	Victorville, CA Special Tax Community Facilities District 07-01[1]	5.350		09/01/2042	509,690
1,500,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)[1]	7.500		09/01/2042	1,745,250
610,000	West Patterson, CA Financing Authority Special Tax Community Facilities District No. 2015-1[1]	5.250		09/01/2035	634,827
1,550,000	West Patterson, CA Financing Authority Special Tax Community Facilities District No. 2015-1[1]	5.250		09/01/2045	1,594,206
2,300,000	Woodland, CA Finance Authority[1]	6.000		03/01/2036	2,529,609
1,500,000	Woodland, CA Finance Authority[1]	6.000		03/01/2041	1,647,750

					1,245,975,691

U.S. Possessions—9.2%
1,000,000	Guam International Airport Authority[1]	6.000		10/01/2034	1,147,630
2,500,000	Guam International Airport Authority[1]	6.125		10/01/2043	2,864,600
250,000	Guam Power Authority, Series A1	5.000		10/01/2023	276,335
320,000	Guam Power Authority, Series A1	5.000		10/01/2024	350,243
570,000	Guam Power Authority, Series A1	5.000		10/01/2030	609,906
2,025,000	Northern Mariana Islands Ports Authority, Series A	5.500		03/15/2031	1,984,500
1,165,000	Northern Mariana Islands Ports Authority, Series A	6.250		03/15/2028	1,098,012
6,000,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	5,100,000
2,935,000	Puerto Rico Aqueduct & Sewer Authority	6.125	[5]	07/01/2024	2,502,087
3,695,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	3,731,285
8,405,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	8,459,969
500,000	Puerto Rico Commonwealth GO8	5.250		07/01/2030	210,000
1,450,000	Puerto Rico Commonwealth GO8	5.375		07/01/2030	594,500
1,480,000	Puerto Rico Commonwealth GO, NPFGC	5.500		07/01/2020	1,546,304
1,000,000	Puerto Rico Commonwealth GO, FGIC[9]	5.500		07/01/2021	820,000
5,000,000	Puerto Rico Commonwealth GO8	5.500		07/01/2026	2,050,000
1,615,000	Puerto Rico Commonwealth GO8	5.500		07/01/2027	662,150
5,000,000	Puerto Rico Commonwealth GO8	5.500		07/01/2039	2,050,000

31        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$4,525,000	Puerto Rico Commonwealth GO8	5.750%		07/01/2028	$1,855,250
1,020,000	Puerto Rico Commonwealth GO8	5.750		07/01/2038	428,400
80,000	Puerto Rico Commonwealth GO, AGC	6.000		07/01/2036	82,838
4,000,000	Puerto Rico Commonwealth GO8	6.000		07/01/2038	1,680,000
2,500,000	Puerto Rico Commonwealth GO8	6.000		07/01/2039	1,050,000
3,000,000	Puerto Rico Commonwealth GO8	6.500		07/01/2037	1,260,000
1,000,000	Puerto Rico Commonwealth GO8	6.500		07/01/2040	417,500
476,247	Puerto Rico Electric Power Authority[8]	10.000		07/01/2019	298,845
476,247	Puerto Rico Electric Power Authority[8]	10.000		07/01/2019	298,845
453,432	Puerto Rico Electric Power Authority[8]	10.000		01/01/2021	284,529
453,432	Puerto Rico Electric Power Authority[8]	10.000		07/01/2021	284,529
151,144	Puerto Rico Electric Power Authority[8]	10.000		01/01/2022	94,843
151,143	Puerto Rico Electric Power Authority[8]	10.000		07/01/2022	94,842
8,995,000	Puerto Rico Electric Power Authority, Series A8	5.000		07/01/2042	5,509,437
1,000,000	Puerto Rico Electric Power Authority, Series A8	5.050		07/01/2042	612,500
7,350,000	Puerto Rico Electric Power Authority, Series A8	6.750		07/01/2036	4,538,625
5,000,000	Puerto Rico Electric Power Authority, Series WW8	5.000		07/01/2028	3,062,500
6,495,000	Puerto Rico Electric Power Authority, Series XX8	5.250		07/01/2040	3,978,188
5,000,000	Puerto Rico Electric Power Authority, Series XX8	5.750		07/01/2036	3,062,500
500,000	Puerto Rico Electric Power Authority, Series ZZ8	5.250		07/01/2026	306,250
2,500,000	Puerto Rico Highway & Transportation Authority[8]	5.500		07/01/2030	1,518,750
100,000	Puerto Rico Infrastructure, FGIC[9]	5.500		07/01/2020	80,375
1,220,000	Puerto Rico Infrastructure (Mepsi Campus)[8]	6.500		10/01/2037	247,050
170,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	156,400
225,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	202,500
6,055,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625		06/01/2026	5,767,388
1,210,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)	5.625		07/01/2022	1,038,785
7,255,000	Puerto Rico Public Buildings Authority[6]	6.000		07/01/2041	2,856,656
8,055,000	Puerto Rico Public Buildings Authority[6]	6.750		07/01/2036	3,252,206
610,000	Puerto Rico Sales Tax Financing Corp., Series A8	5.500		08/01/2028	250,100
16,000,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	5.829	[4]	08/01/2043	4,275,040
16,135,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	5.838	[4]	08/01/2042	4,544,907
15,500,000	Puerto Rico Sales Tax Financing Corp., Series A8	6.375		08/01/2039	6,355,000
17,000,000	Puerto Rico Sales Tax Financing Corp., Series A8	6.500		08/01/2044	6,970,000
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A-1[8]	5.250		08/01/2043	410,000
8,075,000	Puerto Rico Sales Tax Financing Corp., Series C8	6.000		08/01/2042	3,310,750
2,190,000	University of Puerto Rico, Series P	5.000		06/01/2030	1,697,250
3,055,000	V.I. Public Finance Authority (Matching Fund Loan Note)	5.000		10/01/2019	3,116,100
840,000	V.I. Public Finance Authority (Matching Fund Loan Note)	5.000		10/01/2032	816,900

32        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount	Coupon	Maturity	Value
U.S. Possessions (Continued)
$585,000 V.I. Public Finance Authority, Series A	5.000%	10/01/2018	$585,287
			112,709,386

Total Investments, at Value (Cost $1,374,837,723)—111.1%			1,358,685,077
Net Other Assets (Liabilities)—(11.1)			(135,286,576)
Net Assets—100.0%			$1,223,398,501

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

4. Zero coupon bond reflects effective yield on the original acquisition date.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

7. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

8. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

9. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
AcadF	Academy Foundation
AFound	Archival Foundation
AGC	Assured Guaranty Corp.
AMF	Academy Museum Foundation
AOMPAAS	Academy of Motion Pictures Arts and Sciences
CDA	Communities Devel. Authority
CFD	Community Facilities District
CHCC	Community Hospitals of Central California
CHF	City Hospital Foundation
COP	Certificates of Participation
EBPC	East Bay Prenatal Center
EMC	Eden Medical Center
FCHMC	Fresno Community Hospital & Medical Center
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities

33        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

MCHlth	Marin Community Health
MPHS	Mills-Peninsula Health Services
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
MTA	Metropolitan Transportation Authority
NPFGC	National Public Finance Guarantee Corp.
OCEAA	Orange County Educational Arts Academy
PAMFHCR&E	Palo Alto Medical Foundation for Health Care Research & Education
SBH	Sutter Bay Hospitals
SBMF	Sutter Bay Medical Foundation
SCHosp	Sutter Coast Hospital
SCVH	Sutter Central Valley Hospitals
SEBH	Sutter East Bay Hospitals
SGMF	Sutter Gould Medical Foundation
SHlth	Sutter Health
SHSSR	Sutter Health Sacramento Sierra Regional
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHS	St. Joseph Health System
SMCCV	Sutter Medical Center of Castro Valley
SMF	Sutter Medical Foundation
SVlyH	Sutter Valley Hospitals
SVMF	Sutter Valley Medical Foundation
SVNA&H	Sutter Visiting Nurse Association & Hospice
TASC	Tobacco Settlement Asset-Backed Bonds
TVSRF	The Vince Street Archive Foundation
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

34        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2018

Assets
Investments, at value (cost $1,374,837,723)—see accompanying statement of investments	$1,358,685,077
Cash	244,010
Receivables and other assets:
Interest	15,991,256
Shares of beneficial interest sold	4,672,390
Investments sold on a when-issued or delayed delivery basis	3,615,300
Other	500,819

Total assets	1,383,708,852

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	129,825,000
Payable for borrowings (See Note 9)	22,900,000
Investments purchased on a when-issued or delayed delivery basis	5,705,975
Dividends	727,807
Shares of beneficial interest redeemed	587,774
Distribution and service plan fees	210,725
Trustees’ compensation	183,051
Interest expense on borrowings	47,672
Shareholder communications	7,297
Other	115,050

Total liabilities	160,310,351

Net Assets	$1,223,398,501

Composition of Net Assets
Par value of shares of beneficial interest	$144,259
Additional paid-in capital	1,483,049,960
Accumulated net investment income	2,365,197
Accumulated net realized loss on investments	(246,008,269)
Net unrealized depreciation on investments	(16,152,646)

Net Assets	$1,223,398,501

35        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $789,596,224 and 93,041,721 shares of beneficial interest outstanding)	$8.49
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$8.91

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $206,267,816 and 24,414,329 shares of beneficial interest outstanding)	$8.45

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $227,534,461 and 26,803,424 shares of beneficial interest outstanding)	$8.49

See accompanying Notes to Financial Statements.

36        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF

OPERATIONS For the Year Ended July 31, 2018

Investment Income
Interest	$65,904,886
Expenses
Management fees	5,714,436
Distribution and service plan fees:
Class A	1,969,016
Class B1	2,649
Class C	2,150,745
Transfer and shareholder servicing agent fees:
Class A	816,308
Class B1	265
Class C	215,189
Class Y	208,076
Shareholder communications:
Class A	17,455
Class B1	63
Class C	7,860
Class Y	6,093
Borrowing fees	1,493,942
Interest expense and fees on short-term floating rate notes issued (See Note 4)	580,640
Interest expense on borrowings	430,257
Trustees’ compensation	16,641
Custodian fees and expenses	9,095
Other	566,125

Total expenses	14,204,855
Net Investment Income	51,700,031
Realized and Unrealized Gain (Loss)
Net realized loss on investment transactions	(31,304,782)
Net change in unrealized appreciation/depreciation on investment transactions	21,327,205
Net Increase in Net Assets Resulting from Operations	$41,722,454

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

37        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2018	Year Ended July 31, 2017
Operations
Net investment income	$51,700,031	$58,096,271
Net realized loss	(31,304,782)	(28,674,483)
Net change in unrealized appreciation/depreciation	21,327,205	15,322,183

Net increase in net assets resulting from operations	41,722,454	44,743,971

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(31,699,955)	(43,817,037)
Class B1	(8,446)	(40,252)
Class C	(6,763,442)	(10,326,188)
Class Y	(8,566,145)	(10,068,773)

	(47,037,988)	(64,252,250)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(106,993,962)	(12,621,133)
Class B1	(621,705)	(973,931)
Class C	(28,507,591)	(20,247,451)
Class Y	(6,402,040)	63,455,270

	(142,525,298)	29,612,755

Net Assets
Total increase (decrease)	(147,840,832)	10,104,476
Beginning of period	1,371,239,333	1,361,134,857

End of period (including accumulated net investment income of $2,365,197 and $697,396, respectively)	$1,223,398,501	$1,371,239,333

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

38        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT

OF CASH FLOWS For the Year Ended July 31, 2018

Cash Flows from Operating Activities
Net increase in net assets from operations	$41,722,454
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(306,675,982)
Proceeds from disposition of investment securities	447,745,879
Short-term investment securities, net	1,572,519
Premium amortization	8,259,287
Discount accretion	(14,521,595)
Net realized loss on investment transactions	31,304,782
Net change in unrealized appreciation/depreciation on investment transactions	(21,327,205)
Change in assets:
Increase in other assets	(3,931)
Decrease in interest receivable	2,394,959
Decrease in receivable for securities sold	21,428,421
Change in liabilities:
Decrease in other liabilities	(61,594)
Increase in payable for securities purchased	5,705,975

Net cash provided by operating activities	217,543,969

Cash Flows from Financing Activities
Proceeds from borrowings	376,700,000
Payments on borrowings	(391,900,000)
Payments/proceeds on short-term floating rate notes issued	(7,920,000)
Proceeds from shares sold	238,966,879
Payments on shares redeemed	(423,045,133)
Cash distributions paid	(10,665,243)

Net cash used in financing activities	(217,863,497)
Net decrease in cash	(319,528)
Cash, beginning balance	563,538

Cash, ending balance	$244,010

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $36,732,981.

Cash paid for interest on borrowings—$409,708.

Cash paid for interest on short-term floating rate notes issued—$580,640.

See accompanying Notes to Financial Statements.

39        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$8.49	$8.61	$8.21	$8.37	$8.14

Income (loss) from investment operations:
Net investment income[1]	0.36	0.38	0.43	0.47	0.51
Net realized and unrealized gain (loss)	(0.04)	(0.09)	0.42	(0.16)	0.20

Total from investment operations	0.32	0.29	0.85	0.31	0.71

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.32)	(0.41)	(0.45)	(0.47)	(0.48)

Net asset value, end of period	$8.49	$8.49	$8.61	$8.21	$8.37

Total Return, at Net Asset Value[2]	3.95%	3.55%	10.67%	3.61%	9.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$789,596	$899,847	$925,807	$879,253	$894,308

Average net assets (in thousands)	$815,901	$893,655	$886,704	$926,912	$922,522

Ratios to average net assets:[3]
Net investment income	4.26%	4.46%	5.10%	5.50%	6.32%
Expenses excluding specific expenses listed below	0.85%	0.95%	1.06%	0.95%	0.80%
Interest and fees from borrowings	0.16%	0.10%	0.05%	0.04%	0.05%
Interest and fees on short-term floating rate notes issued[4]	0.05%	0.14%	0.09%	0.08%	0.09%

Total expenses	1.06%	1.19%	1.20%	1.07%	0.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.06%	1.19%	1.20%	1.07%	0.94%[5]

Portfolio turnover rate	22%	30%	15%	21%	17%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

40        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Class C	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$8.45	$8.57	$8.18	$8.34	$8.11

Income (loss) from investment operations:
Net investment income[1]	0.29	0.31	0.36	0.40	0.45
Net realized and unrealized gain (loss)	(0.03)	(0.08)	0.42	(0.16)	0.20

Total from investment operations	0.26	0.23	0.78	0.24	0.65

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.35)	(0.39)	(0.40)	(0.42)

Net asset value, end of period	$8.45	$8.45	$8.57	$8.18	$8.34

Total Return, at Net Asset Value[2]	3.18%	2.67%	9.89%	2.84%	8.24%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$206,268	$235,727	$259,836	$253,773	$266,060

Average net assets (in thousands)	$215,082	$247,604	$257,015	$269,613	$265,211

Ratios to average net assets:[3]
Net investment income	3.50%	3.72%	4.35%	4.74%	5.55%
Expenses excluding specific expenses listed below	1.61%	1.71%	1.81%	1.71%	1.57%
Interest and fees from borrowings	0.16%	0.10%	0.05%	0.04%	0.05%
Interest and fees on short-term floating rate notes issued[4]	0.05%	0.14%	0.09%	0.08%	0.09%

Total expenses	1.82%	1.95%	1.95%	1.83%	1.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.82%	1.95%	1.95%	1.83%	1.71%[5]

Portfolio turnover rate	22%	30%	15%	21%	17%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

41        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$8.49	$8.61	$8.21	$8.37	$8.14

Income (loss) from investment operations:
Net investment income[1]	0.38	0.39	0.45	0.49	0.53
Net realized and unrealized gain (loss)	(0.04)	(0.08)	0.42	(0.16)	0.20

Total from investment operations	0.34	0.31	0.87	0.33	0.73

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.34)	(0.43)	(0.47)	(0.49)	(0.50)

Net asset value, end of period	$8.49	$8.49	$8.61	$8.21	$8.37

Total Return, at Net Asset Value[2]	4.20%	3.80%	10.93%	3.86%	9.29%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$227,535	$235,031	$173,862	$123,831	$101,239

Average net assets (in thousands)	$208,026	$196,735	$146,478	$127,028	$93,710

Ratios to average net assets:[3]
Net investment income	4.50%	4.63%	5.33%	5.74%	6.54%
Expenses excluding specific expenses listed below	0.61%	0.70%	0.81%	0.71%	0.56%
Interest and fees from borrowings	0.16%	0.10%	0.05%	0.04%	0.05%
Interest and fees on short-term floating rate notes issued[4]	0.05%	0.14%	0.09%	0.08%	0.09%

Total expenses	0.82%	0.94%	0.95%	0.83%	0.70%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.82%	0.94%	0.95%	0.83%	0.70%[5]

Portfolio turnover rate	22%	30%	15%	21%	17%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

42        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2018

1. Organization

Oppenheimer Rochester California Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares were permitted. Reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds were permitted through May 31, 2018. Effective June 1, 2018 (the “Conversion Date”), all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have, and Class B shares had, separate distribution and/or service plans under which they pay, and Class B shares paid, fees. Class I and Class Y shares do not pay such fees. Previously issued Class B shares automatically converted to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may

43 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

44 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$9,566,751	$—	$243,657,892	$17,707,375

1. At period end, the Fund had $243,657,892 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2019	$31,408,386
No expiration	212,249,506

Total	$243,657,892

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund utilized $14,063,145 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the reporting period, $223,689,715 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$223,689,715	$2,994,242	$226,683,957

The tax character of distributions paid during the reporting periods:

	Year Ended July 31, 2018	Year Ended July 31, 2017
Distributions paid from:
Exempt-interest dividends	$45,987,450	$63,139,924
Ordinary income	1,050,538	1,112,326

Total	$47,037,988	$64,252,250

45 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,247,877,031[1]

Gross unrealized appreciation	$62,315,771
Gross unrealized depreciation	(80,023,146)

Net unrealized depreciation	$(17,707,375)

1. The Federal tax cost of securities does not include cost of $128,515,421, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions.

See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncement. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager is evaluating the impacts of these changes on the financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

46 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

47 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
California	$—	$1,240,896,242	$5,079,449	$1,245,975,691
U.S. Possessions	—	112,709,386	—	112,709,386

Total Assets	$—	$1,353,605,628	$5,079,449	$1,358,685,077

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Municipal Bonds and Notes

California	$(8,623,661)	$8,623,661

Total Assets	$(8,623,661)	$8,623,661

*Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market

48 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

3. Securities Valuation (Continued)

activity for these securities.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition

49 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing

50 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

4. Investments and Risks (Continued)

agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $49,290,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $231,828,395 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $129,825,000 in short-term floating rate securities issued and outstanding at that date.

51 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 2,500,000	Anaheim, CA Public Financing Authority Tender Option Bond Series 2015-XF2139 Trust[3]	13.827%	10/1/39	$2,756,700
5,000,000	CA Dept. of Water Resources (Center Valley) Tender Option Bond Series 2015-XF2030 Trust[3]	7.508	12/1/35	5,840,300
8,385,000	CA GO Tender Option Bond Series 2016-XF2372 Trust[3]	9.974	9/1/34	12,383,052
7,110,000	CA Health Facilities Financing Authority (Providence Health & Services) Tender Option Bond Series 2015-XF0036 Trust	8.015	10/1/39	7,737,742
3,375,000	CA Health Facilities Financing Authority (SHlth / EBPC / EMC / MCHlth / MPHS / PAMFHCR&E / SCHosp / SCVH / SEBH / SGMF Obligated Group) Tender Option Bond Series 2015-XF0236 Trust	13.682	8/15/31	4,752,506
7,500,000	East Bay, CA Municipal Utility District (Water System) Tender Option Bond Series 2015-XF2026 Trust[3]	7.075	6/1/36	8,456,700
1,290,000	Grossmont, CA Union High School District Tender Option Bond Series 2015 XF-2141 Trust[3]	13.707	8/1/30	1,495,587
1,225,000	Grossmont, CA Union High School District Tender Option Bond Series 2015-XF2141-2 Trust[3]	13.730	8/1/31	1,420,498
5,050,000	Los Angeles, CA Dept. of Airports Tender Option Bond Series 2018-XF2563-1 Trust	10.171	5/15/33	7,573,637
4,000,000	Los Angeles, CA Dept. of Airports Tender Option Bond Series 2018-XF2563-2 Trust	10.174	5/15/34	5,955,400
1,500,000	Los Angeles, CA Dept. of Water & Power Tender Option Bond Series 2015 XF-0018 Trust	7.730	7/1/34	1,549,935
6,000,000	Los Angeles, CA Dept. of Water & Power Tender Option Bond Series 2015 XF-0018-2 Trust	7.730	7/1/38	6,195,720
5,500,000	Los Angeles, CA Dept. of Water & Power Tender Option Bond Series 2018-XF2562 Trust	10.180	7/1/47	8,036,050
8,150,000	Los Angeles, CA Harbor Dept. Tender Option Bond Series 2015-XF0035 Trust	7.594	8/1/34	8,779,506
5,000,000	San Marcos, CA Unified School District Tender Option Bond Series 2015-XF2029 Trust[3]	7.508	8/1/31	6,067,650
4,280,000	University of California Tender Option Bond Series 2016-XF0524-1 Trust	9.983	5/15/37	6,207,712
5,000,000	University of California Tender Option Bond Series 2016-XF0524-2 Trust	9.983	5/15/38	6,794,700

				$102,003,395

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option

52 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

4. Investments and Risks (Continued)

bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $129,825,000 or 9.38% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$5,705,975
Sold securities	3,615,300

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities

53 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$101,142,538
Market Value	$53,745,903
Market Value as % of Net Assets	4.39%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price

54 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

5. Market Risk Factors (Continued)

typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2018		Year Ended July 31, 2017
	Shares	Amount	Shares	Amount
Class A
Sold[1]	14,081,915	$117,032,960	22,785,651	$191,432,823
Dividends and/or distributions reinvested	3,057,431	25,407,590	4,116,391	34,717,863
Redeemed	(30,100,599)	(249,434,512)	(28,484,090)	(238,771,819)
Net decrease	(12,961,253)	$(106,993,962)	(1,582,048)	$(12,621,133)

Class B
Sold	78	$766	3,723	$31,985
Dividends and/or distributions reinvested	1,031	8,446	4,516	38,186
Redeemed[1]	(75,734)	(630,917)	(122,869)	(1,044,102)
Net decrease	(74,625)	$(621,705)	(114,630)	$(973,931)

Class C
Sold	2,960,862	$24,515,748	4,095,177	$34,428,898
Dividends and/or distributions reinvested	648,151	5,361,514	896,180	7,525,972
Redeemed	(7,082,601)	(58,384,853)	(7,421,877)	(62,202,321)
Net decrease	(3,473,588)	$(28,507,591)	(2,430,520)	$(20,247,451)

Class Y
Sold	12,201,182	$101,578,829	16,466,127	$138,769,221
Dividends and/or distributions reinvested	715,927	5,955,431	753,076	6,353,805
Redeemed	(13,792,849)	(113,936,300)	(9,738,362)	(81,667,756)
Net increase (decrease)	(875,740)	$(6,402,040)	7,480,841	$63,455,270

1. All outstanding Class B shares converted to Class A shares on June 1, 2018.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$306,675,982	$447,745,879

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

55        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $4 billion	0.35
Over $5 billion	0.33

The Fund’s effective management fee for the reporting period was 0.46% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

56        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	8,856
Accumulated Liability as of July 31, 2018	76,358

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C shares, and had previously adopted a similar plan for Class B shares, pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund paid the Distributor an annual asset-based sales charge of 0.75% on Class B shares prior to their Conversion Date. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets and previously paid this fee for Class B prior to their Conversion Date. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to

57        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor[1]	Class C Contingent Deferred Sales Charges Retained by Distributor
July 31, 2018	$72,303	$55,907	$39	$20,602

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on

58        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (2.1405% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.12% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 2.1405%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$25,305,479
Average Daily Interest Rate	1.666%
Fees Paid	$1,050,005
Interest Paid	$409,708

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured

59        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.04% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$452,568

60        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Rochester California Municipal Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester California Municipal Fund (the “Fund”), including the statement of investments, as of July 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

September 27, 2018

61        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 97.77% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

62        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

63        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Rochester California Municipal Fund	2/20/18	95.1%	0.0%	4.9%

Oppenheimer Rochester California Municipal Fund	5/22/18	79.3%	0.0%	20.7%

Oppenheimer Rochester California Municipal Fund	7/24/18	95.3%	0.0%	4.7%

64        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held.

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversees 48 portfolios in the OppenheimerFunds complex

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (registered business development company) (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004- June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Director, Board of Directors of Caron Engineering Inc. (since January 2018); Advisor, Board of Advisors of Caron Engineering Inc. (December 2014-December 2017); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (2012-2015); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Director of THL Credit, Inc. (since November 2016) (alternative credit investment manager); Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (April 2012-September 2016); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster

65 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., Continued	Worldwide, Inc. (career services) (March 2015-November 2016), Director of Monster Worldwide, Inc. (career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-October 2007); Supreme Allied Commander of NATO Allied Command Transformation (2003- 2005) and Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Trustee of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2005) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2013) Year of Birth: 1958	Advisory Board Director of Massey Quick Simon & Co. (wealth management), LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (healthcare) (since November 2012); Advisory Board Director of The Alberleen Group LLC (investment banking) (since March 2012); Governing Council Member (since 2016) and Chair of Education Committee (since 2017) of Independent Directors Council (IDC) (since 2016); Board Member of 100 Women in Finance (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Director of The Komera Project (non-profit) (April 2012-2016); New York Advisory Board Director of Peace First (non-profit) (March 2010-2013); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse (investment banking): Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

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TRUSTEES AND OFFICERS Unaudited / Continued

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954

Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/ Trustees of Value Line Funds; Trustee (since January 2015) and Treasurer and Chairman of the Audit Committee and Finance Committee (since January 2016) of Board of Trustees of Huntington Disease Foundation of America; Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008. Mr. Steinmetz is an officer of 104 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since September 2002). Vice President of the Sub-Adviser (September 2002-January 2017). Portfolio Manager and trader at Victory Capital Management (1999-2002). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

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Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since January 2006); Vice President of the Sub-Adviser (July 2009-January 2017); Assistant Vice President of the Sub-Adviser (July 2005- June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella. Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Elizabeth S. Mossow, Vice President (since 2016) Year of Birth: 1978	Senior Portfolio Manager of the Sub-Adviser (since January 2017); Vice President and Portfolio Manager of the Sub-Adviser (January 2016-January 2017); Assistant Vice President of the Sub-Adviser (January 2011-January 2016); Associate Portfolio Manager of the Sub-Adviser (June 2013-January 2016); Portfolio Research Analyst of the Sub-Adviser (June 2011 to June 2013); Credit Analyst of the Sub-Adviser (May 2007 to May 2011). She was a Risk Management Analyst at Manning & Napier Associates (September 2006-May 2007); Analyst/Trading Assistant at The Baupost Group (August 2000-March 2006). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February

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TRUSTEES AND OFFICERS Unaudited / Continued

Cynthia Lo Bessette, Continued	2012) of Lord Abbett & Co. LLC. Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.

●	When you create a user ID and password for online account access.

●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.

●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

72 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www.oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

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800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0790.001.0718 September 27, 2018

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $50,700 in fiscal 2018 and $49,800 in fiscal 2017.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $2,700 in fiscal 2018 and $4,050 in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $343,361 in fiscal 2018 and $320,775 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, custody audits, CP Conduit fees, incremental, and additional, audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $533,392 in fiscal 2018 and $710,577 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)

(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)

The principal accountant for the audit of the registrant’s annual financial statements billed $879,453 in fiscal 2018 and $1,035,402 in fiscal 2017 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)

The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester California Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date: 9/21/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date: 9/21/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date: 9/21/2018